UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2006

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 18, 2006, Tessera Technologies, Inc. (“Tessera”) completed its previously announced acquisition of Digital Optics Corporation, a Delaware corporation (“Digital Optics”), pursuant to an Agreement and Plan of Merger (“Merger Agreement”) dated as of July 7, 2006 among Tessera, Digital Optics, Dalton Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Tessera (“Merger Sub”), and Carolinas Capital Corp., a North Carolina corporation, as agent for the equity holders of Digital Optics. Pursuant to the Merger Agreement, Merger Sub merged with and into Digital Optics (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub ceased and Digital Optics became a wholly-owned subsidiary of Tessera.

The aggregate purchase price paid by for Digital Optics was approximately $59,500,000 million in cash for all outstanding shares of capital stock and vested stock options, subject to adjustment as set forth in the Merger Agreement. Approximately 13.45% of the merger consideration will be held in escrow and subject to forfeiture to satisfy indemnification obligations, if any, of the former equity holders of Digital Optics and as security for the purchase price adjustment, if any. In addition, each unvested option to purchase one share of Digital Optics common stock was converted into an option to purchase, on the same terms, a fraction of a share of Tessera common stock.

The description contained in this Item 2.01 of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to Tessera’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2006 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On July 18, 2006, Tessera issued a press release announcing the completion of the acquisition of Digital Optics. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Tessera intends to file the financial statements required by Item 9.01(a) by an amendment to this Current Report within the time period permitted by this Item.

(b) Pro Forma Financial Information.

Tessera intends to file the financial statements required by Item 9.01(b) by an amendment to this Current Report within the time period permitted by this Item.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 7, 2006, filed as Exhibit 2.1 to the Form 8-K filed by Tessera Technologies, Inc., on July 10, 2006, and incorporated herein by reference.

99.1	Press Release dated July 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2006	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Michael Forman
	Name:	Michael Forman
	Title:	Vice President, Finance

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 7, 2006, filed as Exhibit 2.1 to the Form 8-K filed by Tessera Technologies, Inc., on July 10, 2006, and incorporated herein by reference.

99.1	Press Release dated July 18, 2006.